Exhibit 32.1

CERTIFICATION BY CHIEF EXECUTIVE OFFICER PURSUANT TO
18 U.S.C. SECTION 1350
(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the Annual Report of PICO Holdings, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Dorothy Timian-Palmer, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (“Section 906”), that to the best of my knowledge:

(1) The Report fully complies with requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March 12, 2020

/s/ Dorothy Timian-Palmer
Dorothy Timian-Palmer
President and Chief Executive Officer